UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16407	13-4151777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana		46580
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (574) 373-3333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange
3.518% Notes due 2032	ZBH 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Zimmer Biomet Holdings, Inc. (“we,” “us,” “our,” the “Company” and other similar words) is filing this Current Report on Form 8-K, including Exhibit 99.1, solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 20, 2026 (the “2025 Form 10-K”).

In the quarter ended March 31, 2026, the responsibilities of certain senior leaders who report to our chief operating decision maker (“CODM”) and the related operating profit information that these leaders present to the CODM changed. The changes were primarily that: 1) results related to our Foot and Ankle business in Europe, Middle East and Africa and Asia Pacific are now included in the results of the Americas operating segment, and 2) certain product category expenses, such as centralized research and development and global marketing, are now included in the results of the Americas operating segment.

This Current Report on Form 8-K is being filed solely to recast financial information and related disclosures contained in the 2025 Form 10-K to reflect changes to the composition of our operating segments.

The following items of the 2025 Form 10-K are being recast as reflected in Exhibit 99.1 to this Current Report on Form 8-K:

•
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•
Part II, Item 8. Financial Statements and Supplementary Data.

Except as specifically set forth in Exhibit 99.1 to reflect the changes to the composition of our operating segments, no revisions have been made to the 2025 Form 10-K to update for other information, developments or events that have occurred since the 2025 Form 10-K was filed with the SEC. Exhibit 99.1 does not purport to update the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section included in the 2025 Form 10-K except with respect to the changes to the composition of our operating segments. Exhibit 99.1 should be read in conjunction with the 2025 Form 10-K and subsequent filings with the SEC, including our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. These subsequent SEC filings contain important information regarding forward-looking statements, events, developments, and updates affecting us and our expectations that have occurred since the filing of the 2025 Form 10-K. The information contained in Exhibit 99.1 is not an amendment to, or a restatement of, the 2025 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

EXHIBIT INDEX
Exhibit No.	Description
23	Consent of PricewaterhouseCoopers LLP
99.1

Recast Sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data

101	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2026

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, Chief Legal and Corporate Affairs Officer and Secretary